                                                                   EXHIBIT 10.65

                                                       SERVICE PACKAGE NO. 33653
                                                                 AMENDMENT NO. 0


                         GAS TRANSPORTATION AGREEMENT
                 (For Use Under Rate Schedules FT-A and FT-GS)


     THIS AGREEMENT is made and entered into as of the 1/st/ day of June, 2000, by and between EAST TENNESSEE NATURAL GAS COMPANY, a Tennessee Corporation, hereinafter referred to as "Transporter" and CHATTANOOGA GAS COMPANY, a Tennessee Corporation, hereinafter referred to as "Shipper." Transporter and Shipper shall be referred to herein individually as the "Party" and collectively as "Parties."


                            ARTICLE I - DEFINITIONS

     The definitions found in Section 1 of Transporter's General Terms and Conditions are incorporated herein by reference.


                        ARTICLE II - SCOPE OF AGREEMENT

     Transporter agrees to accept and receive daily, on a firm basis, at the Receipt Point(s) listed on Exhibit A attached hereto, from Shipper such quantity of gas as Shipper makes available up to the applicable Transportation Quantity stated on Exhibit A attached hereto and deliver for Shipper to the Delivery Point(s) listed on Exhibit A attached hereto an Equivalent Quantity of gas. The Rate Schedule applicable to this Agreement shall be stated on Exhibit A.


                 ARTICLE III - RECEIPT AND DELIVERY PRESSURES

     Shipper shall deliver, or cause to be delivered, to Transporter the gas to be transported hereunder at pressures sufficient to deliver such gas into Transporter's system at the Receipt Point(s). Transporter shall deliver the gas to be transported hereunder to or for the account of Shipper at the pressures existing in Transporter's system at the Delivery Point(s) unless otherwise specified on Exhibit A.


            ARTICLE IV - QUALITY SPECIFICATIONS AND STANDARDS FOR
                                 MEASUREMENTS

For all gas received, transported, and delivered hereunder, the Parties agree to the quality specifications and standards for measurement as provided for in Transporter's General Terms and Conditions. Transporter shall be responsible for the operation of measurement facilities at the Delivery Point(s) and Receipt Point(s). In the event that measurement facilities are not operated by Transporter, the responsibility for operations shall be deemed to be Shipper's.

                                                   SERVICE PACKAGE NO.     33653
                                                                 AMENDMENT NO. 0

                         GAS TRANSPORTATION AGREEMENT
                 (For Use Under Rate Schedules FT-A and FT-GS)


                            ARTICLE V - FACILITIES

The facilities necessary to receive, transport, and deliver gas as described herein are in place and no new facilities are anticipated to be required.



                                  ARTICLE VI

                   RATES AND CHARGES FOR GAS TRANSPORTATION

6.1 Rates and Charges - Commencing on the date of implementation of this Agreement under Section 10.1, the compensation to be paid by Shipper to Transporter shall be in accordance with Transporter's effective Rate Schedule FT-A or FT-GS, as specified on Exhibit A. Where applicable, Shipper shall also pay the Gas Research Institute surcharge and Annual Charge Adjustment surcharge as such rates may change from time to time.

6.2 Changes in Rates and Charges - Shipper agrees that Transporter shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges stated in this Article, (b) the rates and charges applicable to service pursuant to the Rate Schedule under which this service is rendered and (c) any provisions of Transporter's General Terms and Conditions as they may be revised or replaced from time to time. Without prejudice to Shipper's right to contest such changes, Shipper agrees to pay the effective rates and charges for service rendered pursuant to this Agreement. Transporter agrees that Shipper may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for adjustment of Transporter's existing FERC Gas Tariff as may be found necessary to assure Transporter just and reasonable rates.


              ARTICLE VII - RESPONSIBILITY DURING TRANSPORTATION

As between the Parties hereto, it is agreed that from the time gas is delivered by Shipper to Transporter at the Receipt Point(s) and prior to delivery of such gas to or for the account of Shipper at the Delivery Point(s), Transporter shall be responsible for such gas and shall have the unqualified right to commingle such gas with other gas in its system and shall have the unqualified right to handle and treat such gas as its own. Prior to receipt of gas at Shipper's Receipt Point(s) and after delivery of gas at Shipper's

                                                      SERVICE PACKAGE NO.  33653
                                                                AMENDMENT NO.  0


                         GAS TRANSPORTATION AGREEMENT
                 (For Use Under Rate Schedules FT-A and FT-GS)

Delivery Points(s), Shipper shall have sole responsibility for such gas.

                     ARTICLE VIII - BILLINGS AND PAYMENTS

Billings and payments under this Agreement shall be in accordance with Section 16 of Transporter's General Terms and Conditions as they may be revised or replaced from time to time.

                        ARTICLE IX - RATE SCHEDULES AND
                         GENERAL TERMS AND CONDITIONS

This Agreement is subject to the effective provisions of Transporter's FT-A or FT-GS Rate Schedule, as specified in Exhibit A, or any succeeding rate schedule and Transporter's General Terms and Conditions on file with the FERC, or other duly constituted authorities having jurisdiction, as the same way may be changed or superseded from time to time in accordance with the rules and regulations of the FERC, which Rate Schedule and General Terms and Conditions are incorporated by reference and made a part hereof for all purposes.

                         ARTICLE X - TERM OF CONTRACT

     10.1 This Agreement shall be effective as of the 1/st/ day of June, 2000, and shall remain in force and effect until the 31st day of October, 2005 ("Primary Term"), provided, however, that if the Primary Term is one year or more, then the contract shall remain in force and effect and the contract term will automatically roll-over for additional five year increments ("Secondary Term") unless Shipper, one year prior to the expiration of the Primary Term or a Secondary Term, provides written notice to Transporter of either (1) its intent to terminate the contract upon expiration of the then current term or (2) its desire to exercise its right-of-first-refusal in accord with Section 7.3 of Transporter's General Terms and Conditions. Provided further, if the FERC or other governmental body having jurisdiction over the service rendered pursuant to this Agreement authorizes abandonment of such service, this Agreement shall terminate on the abandonment date permitted by the FERC or such other governmental body.

                                                      SERVICE PACKAGE NO.  33653
                                                                 AMENDMENT NO. 0

                         GAS TRANSPORTATION AGREEMENT
                 (For Use Under Rate Schedules FT-A and FT-GS)

10.2 In addition to any other remedy Transporter may have, Transporter shall have the right to terminate this Agreement in the event Shipper fails to pay all of the amount of any bill for services rendered by Transporter hereunder when that amount is due, provided Transporter shall give Shipper and the FERC thirty days notice prior to any termination of service. Service may continue hereunder if within the thirty day notice period satisfactory assurance of payment is made in accord with Section 16 of Transporter's General Terms and Conditions.

                            ARTICLE XI - REGULATION

11.1 This Agreement shall be subject to all applicable governmental statutes, orders, rules, and regulations and is contingent upon the receipt and continuation of all necessary regulatory approvals or authorizations upon terms acceptable to Transporter and Shipper. This Agreement shall be void and of no force and effect if any necessary regulatory approval or authorization is not so obtained or continued. All Parties hereto shall cooperate to obtain or continue all necessary approvals or authorizations, but no Party shall be liable to any other Party for failure to obtain or continue such approvals or authorizations.

11.2 Promptly following the execution of this Agreement, the Parties will file, or cause to be filed, and diligently prosecute, any necessary applications or notices with all necessary regulatory bodies for approval of the service provided for herein.

11.3 In the event the Parties are unable to obtain all necessary and satisfactory regulatory approvals for service prior to the expiration of two (2) years from the effective date hereof, then, prior to receipt of such regulatory approvals, either Party may terminate this Agreement by giving the other Party at least thirty (30) days prior written notice, and the respective obligations hereunder, except for the reimbursement of filing fees herein, shall be of no force and effect from and after the effective date of such termination.

11.4 The transportation service described herein shall be provided subject to the provisions of the FERC Regulations shown by Shipper on Exhibit A hereto.

                                                      SERVICE PACKAGE NO.  33653
                                                                 AMENDMENT NO. 0


                          GAS TRANSPORTATION AGREEMENT
                 (For Use Under Rate Schedules FT-A and FT-GS)

                           ARTICLE XII - ASSIGNMENTS


  12.1 Either Party may assign or pledge this Agreement and all rights and obligations hereunder under the provisions of any mortgage, deed of trust, indenture or other instrument that it has executed or may execute hereafter as security for indebtedness; otherwise, Shipper shall not assign this Agreement or any of its rights and obligations hereunder, except as set forth in Section 17 of Transporter's General Terms and Conditions.

  12.2 Any person or entity that shall succeed by purchase, transfer, merger, or consolidation to the properties, substantially or as an entirety, of either Party hereto shall be entitled to the rights and shall be subject to the obligations of its predecessor in interest under this Agreement.

                           ARTICLE XIII - WARRANTIES

In addition to the warranties set forth in Section 22 of Transporter's General Terms and Conditions, Shipper warrants the following:

  13.1 Shipper warrants that all upstream and downstream transportation arrangements are in place, or will be in place, as of the requested effective date of service, and that it has advised the upstream and downstream transporters of the receipt and delivery points under this Agreement and any quantity limitations for each point as specified on Exhibit A attached hereto. Shipper agrees to indemnify and hold Transporter harmless for refusal to transport gas hereunder in the event any upstream or downstream transporter fails to receive or deliver gas as contemplated by this Agreement.

  13.2 Shipper agrees to indemnify and hold Transporter harmless from all suit actions, debts, accounts, damages, costs, losses, and expenses (including reasonable attorneys fees) arising from or out of breach of any warranty, by the Shipper herein.

  13.3 Shipper warrants that it will have title or the right to acquire title to the gas delivered to Transporter under this Agreement.

  13.4 Transporter shall not be obligated to provide or continue service hereunder in the event of any breach of warranty; provided, Transporter shall give Shipper and the FERC thirty days notice prior to any termination of service.

                                                      SERVICE PACKAGE NO.  33653
                                                                AMENDMENT NO.  0


                         GAS TRANSPORTATION AGREEMENT
                 (For Use Under Rate Schedules FT-A and FT-GS)

     Service will continue if, within the thirty day notice period, Shipper cures the breach of warranty.

                          ARTICLE XIV - MISCELLANEOUS

14.1 Except for changes specifically authorized pursuant to this Agreement, no modification of or supplement to the terms and conditions hereof shall be or become effective until Shipper has submitted a request for change through the TENN-SPEED 2 system and Shipper has been notified through the TENN-SPEED 2 system of Transporter's agreement to such change.

14.2 No waiver by any Party of any one or more defaults by the other in the performance of any provision of this Agreement shall operate or be construed as a waiver of any future default or default, whether of a like or of a different character.

14.3 Except when notice is required through the TENN-SPEED 2 system, pursuant to Transporter's FT-A or FT-GS Rate Schedule, as applicable, or pursuant to Transporter's General Terms and Conditions, any notice, request, demand, statement or bill provided for in this Agreement or any notice that either Party may desire to give to the other shall be in writing and mailed by registered mail to the post office address of the Party intended to receive the same, as the case may be, to the Party's address shown on Exhibit A hereto or to such other address as either Party shall designate by formal written notice to the other. Routine communications, including monthly statements and payments, may be mailed by either registered or ordinary mail. Notice shall be deemed given when sent.

14.4 THE INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT SHALL BE IN ACCORDANCE WITH AND CONTROLLED BY THE LAWS OF THE STATE OF TENNESSEE, WITHOUT REGARD TO CHOICE OF LAW DOCTRINE THAT REFERS TO THE LAWS OF ANOTHER JURISDICTION.

14.5 The Exhibit(s) attached hereto is/are incorporated herein by reference and made a part of this Agreement for all purposes.

14.6 If any provision of this Agreement is declared null and void, or voidable, by a court of competent jurisdiction, then that provision will be considered severable at Transporter's options; and if the severability option is exercised, the remaining provisions of the Agreement shall remain in full force and effect.

                                                    SERVICE PACKAGE NO.    33653
                                                                 AMENDMENT NO. 0


                         GAS TRANSPORTATION AGREEMENT
                (For Use Under Rate Schedules FT-A and FT-GS )

     14.7 This Agreement supersedes and cancels the Gas Transportation Agreement, Service Package No. 31498, between Shipper and Transporter dated December 1, 1999.

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed as of the date first hereinabove written.


EAST TENNESSEE NATURAL GAS COMPANY

BY: /s/ [ILLEGIBLE]^^
    ------------------------------

TITLE: Agent & Attorney-in-Fact
       ---------------------------

DATE: 6/6/00
      ----------------------------



CHATTANOOGA GAS COMPANY

BY: /s/ James Scabareti
    ------------------------------

TITLE: VP Gas Services
       ---------------------------

DATE: 5/25/00
      ----------------------------

                               EXHIBIT A TO THE
                         FIRM TRANSPORTATION AGREEMENT
                            DATED DECEMBER 1, 1999
                                AMENDMENT NO. 0

Shipper: Chattanooga Gas Company
Rate Schedule:  FT-A
Service Package No.: 33653
Transportation Quantity: 46,350 dth/d
Proposed Commencement Date: June 1, 2000
Termination Date: October 31, 2005
Transportation Service will be provided under Part 284, Subpart G of FERC Regulations.

Primary Receipt Point(s):
-------------------------

                      Meter     Max. D.        Inter.             Location
   Name                No.       Qt.            Party              CO., ST
   -----              -----     ------         ------              -------
Ridgetop Rec.         753101    18,540    Tenn. Gas Pipeline    Robertson, TN
Lobelville Rec.       753201    22,911    Tenn. Gas Pipeline    Perry, TN
Dickenson Co. Rec.    759315     4,899   Equitable Energy,       Dickenson, VA
                                          L.L.C

             Total Receipt TQ   46,350

Primary Delivery Point(s):
--------------------------

                      Meter     Max. D.        Inter.             Location
   Name                No.       Qt.            Party              CO., ST
   -----              -----     ------         ------              -------
Chat. East            759001    10,815    Atlanta Gas Light     Hamilton, TN
Chat. North           759007    10,300    Atlanta Gas Light     Hamilton, TN
Chat. Ooltewah        759016     2,060    Atlanta Gas Light     Hamilton, TN
Chat. Signal Mtn.     759017     3,090    Atlanta Gas Light     Hamilton, TN
Chat. Cleveland       759024    16,480    Atlanta Gas Light     Bradley, TN
Chat. Hunter Rd.      759106       515    Atlanta Gas Light     Hamilton, TN
Chat. Vol. Ordinance  759108     1,030    Atlanta Gas Light     Hamilton, TN
Chat. East Brainerd   759142     2,060    Atlanta Gas Light     Hamilton, TN


*Transporter shall not be obligated to deliver more cubic feet of gas to any Shipper than the quantity calculated using 1.03 dth per million cubic feet.

Notices not made through the PASSKEY system shall be made to:

Shipper                         Invoices
Chattanooga Gas Co.             Chattanooga Gas Co.
C/O Atlanta Gas Light Co.       C/O Atlanta Gas Light Co.
1219 Caroline Street, N.E.      1219 Caroline Street, N.E.
Atlanta, GA  30302-4569         Atlanta, GA  30302-4469
Attn.:  James Scabareti         Attn.:  Andy Hamilton


New Facilities Required:   Not applicable
New Facilities Charge:     Not applicable

(This Exhibit A supersedes and cancels Exhibit A dated December 1, 1999 to the Firm Transportation Agreement, Service Package No. 31498, dated December 1, 1999.


EAST TENNESSEE NATURAL GAS CO.              CHATTANOOGA GAS COMPANY

BY: /s/ [ILLEGIBLE]^^                       BY: /s/ James Scabareti
    --------------------------                  --------------------------------

TITLE: Agent: Attorney-in-Fact              TITLE: Vice President - Gas Services
       -----------------------                     -----------------------------

DATE: 6/6/00                                DATE: 5/25/00
      ------------------------                    ------------------------------